TRANSITION AGREEMENT This Transition Agreement (“Agreement”) is made by and between Bruce Schuman (“Employee”) and Vacasa LLC (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”). WHEREAS, Employee’s employment with the Company will end as of the Separation Date (as defined below); and WHEREAS, Employee and the Company want to establish the obligations of the Parties including, without limitation, all amounts due and owing to Employee. NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee hereby agree as follows: 1. Separation Date. Employee’s status as an employee and officer of the Company, and as an officer and/or director of each of its parents, subsidiaries and affiliates, shall end effective as of the earliest of (i) March 14, 2025 (the “Planned Separation Date”), (ii) the date the Company terminates Employee’s employment for any reason, (iii) the date Employee voluntarily resigns Employee’s employment for any reason, or (iv) the date of Employee’s death (the earliest such date, the “Separation Date”). Employee hereby agrees to execute such further document(s) as shall be determined by the Company as necessary or desirable to give effect to the termination of Employee’s status as an officer of the Company and as an officer and/or director of each of its parents, subsidiaries and affiliates as of the Separation Date. 2. Continued Employment. From the date hereof through the Separation Date (the “Employment Period”), Employee will remain employed at-will by the Company as its Chief Financial Officer. During the Employment Period, Employee will continue to be paid Employee’s base salary at the rate in effect on the date of this Agreement, be eligible for all employee benefit plans available to senior executives of the Company and be eligible to vest into the restricted share units and performance share units of Vacasa, Inc. (the “Equity Awards”) held by Employee in accordance with their terms. Immediately following the end of the Employment Period, all of Employee’s then-unvested Equity Awards will automatically terminate without payment. All payments made to Employee during the Employment Period will be subject to required withholding taxes and authorized deductions. Employee reaffirms Employee’s commitment to remain in compliance with the At-Will Employment, Confidential Information, Non-Competition, Non-Solicitation and Invention Assignment Agreement between Employee and the Company dated May 3, 2023 (the “Confidentiality Agreement”). The Change in Control and Retention Agreement between Employee and the Company effective as of June 1, 2023 (the “CICR Agreement”) shall also remain in effect during the Employment Period, except that a resignation for Good Reason (as defined in the CICR Agreement) shall no longer constitute a “Qualifying Termination” under the CICR Agreement, and the CICR Agreement is hereby deemed amended to reflect the foregoing. If the Company terminates Employee’s employment without Cause (as defined in the CICR Agreement) before the Planned Separation Date, then Employee shall be eligible for the benefits set forth in the CICR Agreement, subject to the terms and conditions thereof. Employee acknowledges and agrees that a termination of Employee’s employment on the Planned Separation Date in accordance with Section 1 of this Agreement shall not constitute a Qualifying Termination for purposes of the CICR Agreement. Immediately following the end of the Employment Period, the CICR Agreement shall terminate. 3. Consulting Period. a. Consulting Period. If the Separation Date occurs on the Planned Separation Date, then during the period (the “Consulting Period”) commencing on March 17, 2025 and ending on the earliest of (i) July 17, 2025, (ii) the 31st day following the Separation Date if the Release Condition (as defined below) is not satisfied on or before such date (iii) the date Employee takes any action that constitutes Cause, (iv) the date Employee voluntarily resigns from Employee’s transition services, or (v) the date of Employee’s death (such earliest date, the “Consulting Period End Date”), Employee shall serve as an independent contractor to the Company and shall provide transition services (the “Transition Services”) on an as-requested and as-needed basis in Employee’s areas of expertise and work experience and responsibility. The Transition Services shall be provided by telephone or videoconference. During the Consulting Period, Employee agrees to remain in compliance with the Confidentiality Agreement to the same extent as if Employee were an employee of the Company, except that Section 4(A) of the Confidentiality Agreement shall no longer apply to Employee as of the first day of the Consulting Period. The “Release Condition” will be satisfied if Employee delivers to the Company a copy of the Release Agreement substantially in the form attached hereto as Exhibit A (the “Release”) signed on or after the Separation Date that becomes effective and irrevocable within 30 days following the Separation Date. b. Retainer. During the Consulting Period, the Company shall pay to Employee, on or as soon as practicable on the last day of each calendar month, a fixed monthly retainer of $37,500.00, which shall be prorated for any partial month of service during the Consulting Period. Notwithstanding the foregoing, no portion of the retainer will be paid to Employee unless and until the Release Condition is satisfied, and if the Release Condition is not satisfied on or before the 30th day following the Separation Date, Employee will forfeit the right to all retainer payments under this Agreement. c. Benefits. Employee understands and agrees that, while performing any services for the Company after the Separation Date, Employee shall be an independent contractor, and shall not be eligible to participate in or accrue benefits under any Company benefit plan for which status as an employee of the Company is a condition of such participation or accrual.

Nothing in this Section shall be deemed to diminish Employee’s eligibility to elect continued healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”). d. Independent Contractor Status. Employee and the Company acknowledge and agree that, during the Consulting Period, Employee shall be an independent contractor. During the Consulting Period and thereafter, Employee shall not be an agent or employee of the Company and shall not be authorized to act on behalf of the Company. Personal income and self-employment taxes for compensation received from the Company during the Consulting Period, including monthly retainers, shall be the sole responsibility of Employee. Employee agrees to indemnify and hold the Company and the other entities released herein harmless for any tax claims or penalties resulting from any failure by Employee to make required personal income and self-employment tax payments with respect to such compensation. e. No Competitive Activities. Employee acknowledges and agrees that, during the Consulting Period, Employee shall not, directly or indirectly, become employed by, consult for, or otherwise provide assistance or advice to any competitor of the Company, and that any such activity by Employee shall constitute Cause and shall result in the immediate termination of this Agreement, and all of the Company’s obligations and Employee’s rights hereunder. For clarity, during the Consulting Period, Employee may become employed by, consult for, or otherwise provide assistance or advice to another company to the extent that such activities do not violate Employee’s obligations to the Company under Sections 2 and 7 of the Confidentiality Agreement. 4. Final Paycheck: Accrued Wages and Expenses. Employee shall be entitled to the following in connection with Employee’s separation from employment on the Separation Date, regardless of whether Employee executes the Release. a. Final Paycheck. As soon as administratively practicable on or after the Separation Date, the Company will pay Employee all accrued but unpaid base salary earned through the Separation Date, subject to standard payroll deductions and withholdings. b. Business Expenses. The Company shall reimburse Employee for all outstanding expenses incurred prior to the Separation Date which are consistent with, and subject to, the Company’s policies in effect from time to time with respect to travel, entertainment and other business expenses. 5. Full Payment. Employee acknowledges that the payments and arrangements in this Agreement shall constitute full and complete satisfaction of any and all amounts properly due and owing to Employee as a result of Employee’s employment with the Company and the termination thereof.

6. Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement. 7. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that Employee has the capacity to act on Employee’s own behalf and on behalf of all who might claim through Employee to bind them to the terms and conditions of this Agreement. 8. Right to Consult an Attorney. The Company hereby advises Employee to consult with an attorney before executing this Agreement. 9. Severability. In the event that any provision or any portion of any provision of this Agreement becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision. 10. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action. 11. No Oral Modification. This Agreement may only be amended in a writing signed by Employee and the person signing on behalf of the Company below (or such other representative of the Company specifically authorized to agree to modifications of this Agreement). 12. Governing Law. This Agreement shall be governed by the laws of the State of Oregon, without regard for choice-of-law provisions. Employee consents to personal and exclusive jurisdiction and venue in the State of Oregon. 13. Counterparts. This Agreement may be executed in counterparts and electronically or by facsimile, and each counterpart and electronic copy or facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. 14. Entire Agreement. This Agreement, together with the Confidentiality Agreement and the CICR Agreement (as amended by this Agreement), constitutes the entire agreement between Employee and the Company concerning the subject matter hereof, and supersedes and replaces any other agreements or understandings regarding the same. 15. Survival of Agreement. This Agreement shall remain in full force and effect and shall be binding upon the parties hereto and their respective successors and permitted assigns, including, without limitation, any entity resulting from a merger, consolidation, reorganization, or acquisition, or any successor in interest by operation of law or otherwise (“Change of Control”). No Change of Control shall affect the rights or obligations of either party under this Agreement, and all terms and conditions herein shall continue to apply. 16. Voluntary Execution of Agreement. Employee understands and agrees that Employee executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party. Employee acknowledges that: (a) Employee has read this Agreement; (b) Employee has been represented in the preparation, negotiation, and execution of this Agreement (including, without limitation, Section 2, Section 3(a) and Section 12 of this Agreement) by legal counsel of Employee’s own choice, or has elected not to retain counsel; (c) Employee understands the terms and consequences of this Agreement and of the releases it contains; (d) Employee is fully aware of the legal and binding effect of this Agreement; and (e) Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement. (signature page follows) IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below. BRUCE SCHUMAN, an individual Dated: March 12, 2025 /s/ Bruce Schuman Bruce Schuman VACASA LLC Dated: March 11, 2025 /s/ Robert Greyber Robert Greyber Chief Executive Officer

Exhibit A RELEASE AGREEMENT This Release Agreement (this “Agreement”) is made by Bruce Schuman (“Employee”) in favor of Vacasa LLC (the “Company”) and the Releasees (as defined below), effective as of the Effective Date (as defined below). 1. Release of Claims. For purposes hereof, “Releasees” refers to the Company and its parents, subsidiaries and affiliated partnerships and entities, including Vacasa Holdings LLC and Vacasa, Inc., their respective predecessors, successors and assigns, and each of their respective current and former officers, managers, directors, employees, agents, investors, attorneys, shareholders, administrators, benefit plans, plan administrators, insurers, trustees and divisions. In exchange for the benefits and arrangements set forth in the Transition Agreement (the “Transition Agreement”) to which this Agreement is an exhibit, Employee, on Employee’s own behalf and on behalf of Employee’s respective heirs, family members, executors, agents, and assigns, hereby unconditionally, irrevocably, absolutely and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees, related in any way to the transactions or occurrences, including acts or omissions, between Employee and any of the Releasees, to the fullest extent permitted by law, including, but not limited to, Employee’s employment with the Company and the termination of Employee’s employment, arising at any time up to and including the date Employee signs this Agreement, including, without limitation, claims for: violation of any written or unwritten contract, agreement, policy, plan or covenant of any kind; discrimination, harassment or retaliation on any basis; wrongful termination; personal injury; defamation; invasion of privacy; infliction of emotional distress; negligence; fraud; breach of fiduciary duty; breach of good faith and fair dealing; any other tort or violation of any public policy or common law of any jurisdiction; and violation of any foreign, federal, state, or local law, including any constitution, statute, ordinance, regulation, or order, including, but not limited to violations of Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Family Medical Leave Act, the Worker Adjustment and Retraining Notification, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, the National Labor Relations Act and the Fair Labor Standards Act, the Oregon Family Leave Act, the Oregon Military Family Leave Act, and Chapter 659A of the Oregon Revised Statutes,; and any and all claims for attorneys’ fees and costs.

2. Claims Not Released. The release of claims in Section 1 (the “Release of Claims”) does not extend to the right to enforce the Company’s obligations under the Transition Agreement. The Release of Claims does not release claims that cannot be released as a matter of law, including any Protected Activity (as defined below). The Release of Claims does not extend to any right Employee may have to unemployment compensation benefits or workers’ compensation benefits. 3. Unknown Claims. Employee acknowledges that Employee is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, and that Employee, being aware of this Code section, expressly waives any rights that Employee may have thereunder, as well as under any other statute or common law principles of similar effect with respect to the claims released hereunder. California Civil Code Section 1542 provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” 4. No Pending or Future Lawsuits. Employee represents that Employee has no lawsuits, claims, or actions pending in Employee’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Employee also represents that Employee does not intend to bring any claims on Employee’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees. 5. Restrictive Covenants. Employee agrees to comply with all restrictive covenants set forth in the Confidentiality Agreement (as defined in the Transition Agreement), which shall remain in full force and effect pursuant to their terms, and which is a material condition to the arrangements set forth in Section 3 of the Transition Agreement. 6. No Admission of Liability. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Employee. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party. 7. No Liens. Employee warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein. 8. Protected Activity Not Prohibited. Employee understands that nothing in this Agreement shall in any way limit or prohibit Employee from engaging in any Protected Activity, nor require disclosure to the Company of Employee’s participation or engagement in any Protected

Activity. For purposes of this Agreement, “Protected Activity” shall mean (a) filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”), including Employee’s right to receive damages or other relief from any such investigation or proceeding, or (b) disclosing or discussing conduct occurring at the workplace, at work-related events coordinated by or through the Company, between employees, or between the Company and an employee (whether on or off the employment premises), that Employee reasonably believes under state, federal, or common law to be illegal discrimination, illegal harassment, illegal retaliation, a wage and hour violation, or sexual assault, or that is recognized as against a clear mandate of public policy. Employee understands that in connection with such Protected Activity, Employee is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Employee shall prevent any unauthorized use or disclosure of any information that may constitute Company confidential information under the Confidentiality Agreement to any parties other than the Government Agencies. Employee further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications or attorney work product. Nothing in this Agreement constitutes a waiver of any rights Employee may have under the Sarbanes-Oxley Act or Section 7 of the National Labor Relations Act. In addition, pursuant to the Defend Trade Secrets Act of 2016, Employee is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. 9. Non-disparagement. Except as otherwise provided in Section 8 above, Employee agrees that Employee will not make any voluntary statements, written or oral, or cause or encourage others to make any such statements that defame or disparage the personal and/or business reputations, practices or conduct of the Company or any of the other Releasees. The Company agrees that it will instruct its then-current named executive officers (within the meaning of Item 402 under Regulation S-K of the Securities Act of 1933, as amended) and members of the board of directors of Vacasa, Inc. not to make any voluntary statements, written or oral, or cause or encourage others to make any such statements that defame or disparage the personal and/or business reputation, practices or conduct of Employee. The parties’ obligations under this

Section shall not be construed as restricting Employee, the Company or Vacasa, Inc. (and, with respect to the Company, restricting any of the Company’s employees, and, with respect to Vacasa, Inc., restricting any members of its board of directors) from making truthful statements (i) under oath in any lawsuit or other proceeding, or (ii) to the extent, and only to the extent, reasonably necessary to rebut, correct or refute any incorrect, untrue or misleading statements. Nothing in this Agreement prevents Employee from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Employee has reason to believe is unlawful. 10. Right to Consult an Attorney. The Company hereby advises Employee to consult with an attorney before executing this Agreement. 11. Twenty-One Days to Consider Agreement. Employee has 21 days from the date the Company initially delivered this Agreement to Employee to consider this Agreement (the “Review Period”), although Employee may voluntarily choose to sign this Agreement on or after the Separation Date (as defined in the Transition Agreement) and before the last day of the Review Period. The parties agree that the Review Period shall not be extended upon any material or immaterial changes to this Agreement. 12. Right of Revocation. Employee has seven days after signing this Agreement to revoke it. If Employee wishes to revoke this Agreement, Employee must deliver notice of Employee’s revocation in writing, no later than 11:59 p.m. on the seventh day following the date Employee signed this Agreement to Rebecca Boyden at rebecca.boyden@vacasa.com. 13. Effective Date. If Employee timely delivers a signed copy of this Agreement to the Company on or after the Separation Date and on or before the last day of the Review Period, and does not revoke it within seven days after signing it, this Agreement will become effective and irrevocable on the eighth day after Employee signs this Agreement (the “Effective Date”). If Employee does not deliver a signed copy of this Agreement to the Company on or before the last day of the Review Period, or if Employee signs but then revokes this Agreement within seven days after signing it, it will be null and void in its entirety, and Employee will not be entitled to any payments set forth in Section 3 of the Transition Agreement. 14. Severability. In the event that any provision or any portion of any provision of this Agreement becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision. 15. Attorneys’ Fees. In the event that either party brings an action to enforce or effect its rights under this Agreement or the Transition Agreement, the prevailing party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

16. No Oral Modification. This Agreement may only be amended in a writing signed by Employee and a representative of the Company specifically authorized to agree to modifications of this Agreement. 17. Governing Law. This Agreement shall be governed by the laws of the State of Oregon, without regard for choice-of-law provisions. Employee consents to personal and exclusive jurisdiction and venue in the State of Oregon. 18. Execution. This Agreement may be executed electronically or by facsimile, and each electronic copy or facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement. 19. Entire Agreement. This Agreement, together with the Transition Agreement and the Confidentiality Agreement, constitutes the entire agreement between Employee and the Company concerning the transition and separation of Employee’s employment, and supersedes and replaces any other agreements or understandings regarding the same (including, without limitation, the CICR Agreement (as defined in the Transition Agreement)). 20. Voluntary Execution of Agreement. Employee understands and agrees that Employee executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Employee’s claims against the Company and any of the other Releasees. Employee acknowledges that: (a) Employee has read this Agreement; (b) Employee has been represented in the preparation, negotiation, and execution of this Agreement (including without limitation, Section 5 and Section 15 of this Agreement) by legal counsel of Employee’s own choice, or has elected not to retain counsel; (c) Employee has received payment for all salary and other wages and benefits accruing through the Separation Date, as well as payment for all reimbursable business expenses, and has vested into each equity award to the extent Employee has a right to vest into such award pursuant to its terms through the Separation Date; (d) Employee has received all paid or unpaid time off, accommodations, and other benefits, if any, required under applicable law during Employee’s employment with the Company; (e) Employee understands the terms and consequences of this Agreement and of the releases it contains; (f) Employee is fully aware of the legal and binding effect of this Agreement; and

(g) Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement. Dated: March__, 2025 ___________________________ Bruce Schuman